SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 21, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite

200 Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On May 21, 2014, the Registrant issued a press release announcing the exercise of the underwriters’ over-allotment option issued in connection with the Registrant’s recent offering of Series B preferred stock and warrants to purchase shares of common stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable

(b)	Pro forma financial information.

Not Applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

99.1 Press release, dated May 21, 2014, announcing the exercise of the underwriters’ over-allotment option issued in connection with the Registrant’s recent offering of Series B preferred stock and warrants to purchase shares of common stock.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler

Jon S. Wheeler

Chairman and Chief Executive Officer

Dated: May 28, 2014

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release, dated May 21, 2014, announcing the exercise of the underwriters’ over-allotment option issued in connection with the Registrant’s recent offering of Series B preferred stock and warrants to purchase shares of common stock.